Exhibit 99.1

     Alabama National BanCorporation Announces First Quarter 2004 Earnings

     BIRMINGHAM, Ala.--(BUSINESS WIRE)--April 21, 2004--Alabama National BanCorporation ("ANB") (NASDAQ/NM:ALAB) today announced record earnings for the quarter ended March 31, 2004.
     For the quarter, ANB reported earnings of $11.3 million, up 18.7% from the 2003 first quarter. Diluted earnings per share of $0.80 were up 6.3% from the year ago quarter. Cash earnings per diluted share of $0.82 were up 7.5% from the 2003 first quarter. First quarter 2004 return on average equity was 13.10% and return on average assets was 1.08%, compared to first quarter 2003 ratios of 16.21% and 1.16%, respectively. Average equity and average assets were both higher in the 2004 quarter by approximately $39.3 million in intangible assets associated with two recently completed mergers. Return on average tangible equity and return on average tangible assets were 16.69% and 1.10%, respectively.
     Net revenue, defined as net interest income plus noninterest income (excluding securities gains or losses and asset disposition gains or losses), grew to $52.3 million in the first quarter, up 12.1% from $46.7 million in the year ago quarter. Net revenue per diluted share was up $0.01 from the year ago quarter. Noninterest income (excluding securities gains or losses and asset disposition gains or losses) represented 33.7% of total first quarter 2004 net revenue, and declined 5.5% from the 2003 first quarter due primarily to a decline in investment services income and mortgage origination and sale income.
     "We are pleased to report the first quarter's results for Alabama National," said John H. Holcomb, III, Chairman and CEO. "We believe we are well positioned for the future with our geographic distribution and our group of outstanding employees."
     During the first quarter, ANB completed the previously announced acquisition of two Florida banks: Cypress Bank of Palm Coast and Indian River National Bank of Vero Beach. Both were completed near the end of February.
     "We welcome the customers and employees of these banks to our company," said Holcomb. "We believe we have added some outstanding employees, managers, and boards of directors at both banks, and we are also very impressed by the market areas in which they operate. Cypress and Indian River are an excellent fit in our community banking model and we look forward to the future with these fine institutions."
     Total assets at quarter end of $4.95 billion were up 38.4% from March 31, 2003's $3.58 billion, driven largely by the acquisition of Millennium Bank (Gainesville, Florida) in the 2003 second quarter and the acquisition of Cypress Bank and Indian River National Bank in the 2004 first quarter. In addition to the growth through acquisition, the company's organic growth continued at a solid rate, with 17.6% annualized loan growth since year-end 2003 excluding the two first quarter acquisitions. Deposits grew 39.1% to $3.46 billion at March 31, 2004, compared to $2.49 billion at March 31, 2003, also largely due to the recent acquisitions. Quarter-end share owners' equity was $426.6 million, or $27.77 per share, and tangible book value per share was $18.83.
     During the first quarter, ANB recognized $939 thousand in net charge-offs, representing 0.13% of average loans on an annualized basis. ANB's first quarter 2004 provision expense for loan losses covered net charge-offs 131%. Year-end nonperforming assets were 0.31% of period end loans and other real estate. The allowance for loan losses covered nonperforming loans 494%.
     ANB is a bank holding company operating 78 locations through fourteen bank subsidiaries in Alabama, Florida and Georgia. Alabama subsidiaries include:
Birmingham-based National Bank of Commerce (NBC), First American Bank in Decatur/Huntsville, Athens and Auburn/Opelika; First Citizens Bank in Talladega; Bank of Dadeville; Alabama Exchange Bank in Tuskegee and First Gulf Bank in Baldwin County. Florida subsidiaries are: Citizens & Peoples Bank, N.A. in Pensacola; Community Bank of Naples, N.A.; Millennium Bank in Gainesville; Peoples State Bank in Groveland; Public Bank in metropolitan Orlando; Cypress Bank in Palm Coast; and Indian River National Bank in Vero Beach. ANB has one subsidiary in Georgia, Georgia State Bank in metropolitan Atlanta. ANB provides full banking services to individuals and businesses. Brokerage services are provided to customers through NBC's wholly owned subsidiary, NBC Securities, Inc. Investments are not bank guaranteed, not FDIC insured and may lose value. Insurance services are provided through ANB Insurance Services, Inc., a wholly owned subsidiary of First American Bank
     Alabama National BanCorporation common stock is traded on the NASDAQ National Market System under the symbol "ALAB."
     Alabama National will discuss the 2004 first quarter results and its goals and general outlook for the remainder of the year in a conference call to be held Wednesday, April 21, 2004 at 3:00 p.m. Central Time. Management will also discuss the recently announced pending acquisition of Coquina Bank in Ormond Beach, Florida. A listen-only simulcast and replay of Alabama National's conference call will be available on-line at the following Internet links: www.alabamanational.com, under "In The News," or www.viavid.net, on April 21, beginning at 3:00 p.m. Central Time. The on-line replay will follow immediately and continue for 30 days.
     Persons who do not have Internet access may dial 800-938-1464 to listen to the call at 3:00 p.m. Central Time on April 21. A telephonic replay will be available through May 21, by dialing 800-642-1687 and entering Pass code 6512167.
     This press release contains financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP"). These "non-GAAP" financial measures are "net revenue" (net revenue per share), "cash earnings" (cash earnings per share), "tangible book value per share," "return on average tangible equity" and "return on average tangible assets." ANB's management uses these non-GAAP measures in its analysis of ANB's performance. Net revenue is defined as the sum of net interest income plus noninterest income, less any gains or losses from securities sales or asset dispositions. ANB's management believes this measure is useful as an indicator of the company's revenue-generating ability. Gains and losses from securities sales and asset dispositions are excluded from this figure because they are viewed as non-recurring in nature and could distort the measure. Net revenue per share is defined as net revenue divided by diluted shares outstanding. Cash earnings is defined as net income plus amortization expense (net of tax) applicable to intangible assets that do not qualify as regulatory capital. Cash earnings per share is defined as cash earnings divided by basic and diluted common shares outstanding. ANB's management includes cash earnings measures to compare the company's earnings exclusive of non-cash amortization expense and because it is a measure used by many investors as part of their analysis of ANB's performance. Tangible book value per share is defined as total equity reduced by recorded intangible assets divided by total common shares outstanding. ANB's management believes this measure is useful because it provides book value exclusive of intangible assets and because it is a measure used by many investors as part of their analysis of ANB. Return on average tangible equity is defined as annualized earnings for the period divided by average equity reduced by average goodwill and other intangible assets. Return on average tangible assets is defined as annualized earnings for the period divided by average assets reduced by average goodwill and other intangible assets. ANB's management includes these measures because it believes that they are important when measuring the Company's performance due to the amount of goodwill and other intangibles recorded in recent acquisitions, and these measures are used by many investors as part of their analysis of ANB. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies. Refer to the "Reconciliation Table" in the attached schedules for a more detailed analysis of these non-GAAP performance measures.
     This press release contains forward-looking statements as defined by federal securities laws. Statements contained in this press release which are not historical facts are forward-looking statements. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made public filings made by ANB with the Securities and Exchange Commission, and forward-looking statements contained by management. ANB undertakes no obligation to update these statements following the date of this press release. In addition, ANB, through its senior management, may make from time to time forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates reflecting the best judgment of ANB's senior management based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the in this press release or in other public statements of ANB or its senior management should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.


                    ALABAMA NATIONAL BANCORPORATION
                   (Unaudited Financial Highlights)
       (in thousands, except per share amounts and percentages)

                                        Three Months Ended
                                             March 31,
                                        ------------------  Percentage
                                          2004      2003    Change (b)
                                        --------  --------  ----------

 Net interest income                    $ 34,670  $ 27,987       23.9%
 Noninterest income                       17,640    18,745       (5.9)
 Total revenue                            52,310    46,732       11.9
 Provision for loan and lease losses       1,228     1,091       12.6
 Noninterest expense                      34,171    31,491        8.5
 Net income before income taxes           16,911    14,150       19.5
 Income taxes                              5,604     4,625       21.2
 Net income                             $ 11,307  $  9,525       18.7


 Weighted average common and common
  equivalent shares outstanding
    Basic                                 13,927    12,503       11.4%
    Diluted                               14,171    12,685       11.7

 Net income per common share
    Basic                               $    .81  $    .76        6.6%
    Diluted                                  .80       .75        6.3

 Cash earnings (a)
    Total                               $ 11,639  $  9,693       20.1%
    Basic                                    .84       .78        7.8
    Diluted                                  .82       .76        7.5

 Cash dividends declared on
  common stock                          $  .3125  $   .285
 Return on average assets                   1.08%     1.16%
 Return on average tangible assets          1.10      1.16
 Return on average equity                  13.10     16.21
 Return on average tangible equity         16.69     17.70


                          Noninterest Income

 Service charge income                  $  3,811  $  3,322       14.7%
 Investment services income                3,907     5,160      (24.3)
 Securities brokerage and trust income     4,099     4,118        (.5)
 Origination and sale of mortgages         2,542     3,334      (23.8)
 Gain (loss) on disposal of assets           (20)       49         NM
 Securities gains                              -         5         NM
 Bank owned life insurance                   727       720        1.0
 Insurance commissions                       958       784       22.2
 Other                                     1,616     1,253       29.0
                                        --------  --------
 Total noninterest income               $ 17,640  $ 18,745       (5.9)
                                        ========  ========

 (a) Cash basis earnings exclude the effect on earnings of amortization expense applicable to intangible assets that do not qualify as regulatory capital.
 (b) Percentage change based on actual not rounded values.
 NM - Not meaningful


                                           March 31,
                                    ----------------------  Percentage
                                       2004        2003       Change
                                    ----------  ----------  ----------
 Total assets                       $4,947,225  $3,575,147       38.4%
 Earning assets                      4,379,450   3,205,753       36.6
 Securities (a)                      1,141,693     818,848       39.4
 Loans held for sale                    27,356      61,162      (55.3)
 Loans and leases, net of unearned
  income                             3,136,938   2,277,520       37.7
 Allowance for loan and lease losses    42,392      33,247       27.5
 Deposits                            3,461,144   2,487,548       39.1
 Short-term borrowings                  67,743      95,200      (28.8)
 Long-term debt                        384,984     274,057       40.5
 Stockholders' equity                  426,594     240,444       77.4

 (a) Excludes trading securities



                        ASSET QUALITY ANALYSIS
                  (in thousands, except percentages)

                                               As of / For the
                                              Three Months Ended
                                         March 31,  Dec. 31, March 31,
                                           2004      2003      2003
                                         --------- --------- ---------
 Nonaccrual loans                         $ 8,578   $ 9,817   $10,813
 Restructured loans                             -         -         -
 Loans past due 90 days or more and
  still accruing                                0         0         0
 Total nonperforming loans                  8,578     9,817    10,813
 Other real estate owned                    1,008       699     4,738
 Total nonperforming assets                 9,586    10,516    15,551
 Total non performing assets as a
  percentage of period-end loans
  and other real estate (a)                  0.31%     0.40%     0.68%
 Allowance for loan and lease losses       42,392    36,562    33,247
 Provision for loan and lease losses        1,228     2,020     1,091
 Loans charged off                          1,329     3,123     1,404
 Loan recoveries                              390       686       856
 Net loan and lease losses                    939     2,437       548
 Allowance for loan and lease losses as a
  percentage of period-end loans and
  leases (a)                                 1.35%     1.37%     1.46%
 Allowance for loan and lease losses as a
  percentage of period-end
  nonperforming loans                      494.19    372.44    307.47
 Net losses to average loans and leases
  (annualized)                               0.13      0.37      0.10

 (a) Excludes loans held for sale
 NM - Not meaningful



                    TAXABLE EQUIVALENT YIELDS/RATES

                                            Three Months Ended
                                    March 31,   Dec. 31,    March 31,
                                      2004        2003        2003
                                   ----------- ----------- -----------
 Interest income:
   Interest and fees on loans and
    leases                               5.65%       5.74%       6.19%
   Interest on securities:
     Taxable                             3.80        3.83        4.48
     Non-taxable                         6.54        6.14        7.09
   Total interest earning assets         5.17        5.27        5.72

 Interest expense:
   Interest on deposits                  1.61        1.67        2.19
   Interest on short-term borrowing      1.63        0.88        2.11
   Interest on long-term debt            3.38        3.43        4.02
   Total interest bearing liabilities    1.73        1.77        2.24
   Net interest spread                   3.44        3.50        3.48
   Net interest margin                   3.66        3.73        3.73



                STOCKHOLDERS' EQUITY AND CAPITAL RATIOS

                                                           March 31,
                                                       ---------------
                                                        2004    2003
                                                       ------- -------

 Stockholders' Equity:
   Equity to assets                                      8.62%   6.73%
   Leverage ratio                                        8.17    7.31
   Book value per common share (a)                     $27.77  $19.44
   Tangible book value per common share (a)(b)          18.83   17.79
   Ending shares outstanding                           15,362  12,369

 (a) Includes a cumulative mark to market adjustment to equity of $0.34 and $0.25 per share at March 31, 2004 and 2003, respectively.
 (b) Total equity reduced by intangible assets divided by common shares outstanding.



                         RECONCILIATION TABLE

                                                 Three Months Ended
                                                      March 31,
                                               ----------------------
                                                  2004        2003
                                               ----------  ----------
 Total revenue                                 $   52,310  $   46,732
 Securities gains                                       -          (5)
 Disposal of assets                                    20         (49)
 Net revenue                                   $   52,330  $   46,678

 Net income                                    $   11,307  $    9,525
 Amortization of intangibles, net of tax              332         168
 Cash earnings                                 $   11,639  $    9,693

 Book value                                    $  426,594  $  240,444
 Intangible assets                               (137,384)    (20,389)
 Tangible book value                           $  289,210  $  220,055

 Book value per common share                   $    27.77  $    19.44
 Effect of intangible assets per share              (8.94)      (1.65)
 Tangible book value per common share          $    18.83  $    17.79

 Average assets                                $4,193,899  $3,340,290
 Average intangible assets                        (74,632)    (20,036)
 Average tangible assets                       $4,119,267  $3,320,254

 Return on average assets                            1.08%       1.16%
 Effect of average intangible assets                 0.02           -
 Return on average tangible assets                   1.10%       1.16%

 Average equity                                $  347,175  $  238,266
 Average intangible assets                        (74,632)    (20,036)
 Average tangible equity                       $  272,543  $  218,230

 Return on average equity                           13.10%      16.21%
 Effect of average intangible assets                 3.59        1.49
 Return on average tangible equity                  16.69%      17.70%



           Alabama National BanCorporation and Subsidiaries
      Consolidated Statements of Financial Condition (Unaudited)
----------------------------------------------------------------------
                 (In thousands, except share amounts)

                                                March 31,   March 31,
                                                  2004        2003
                                               ----------- -----------

 Assets
   Cash and due from banks                     $  153,844  $  100,682
   Interest-bearing deposits in other banks        32,844      11,453
   Federal funds sold and securities purchased
    under resell agreements                        40,619      36,770
   Investment securities (fair values of
    $295,795 and $361,956)                        292,850     358,411
   Securities available for sale, at fair value   848,843     460,437
   Loans held for sale                             27,356      61,162
   Loans and leases                             3,139,821   2,279,997
   Unearned income                                 (2,883)     (2,477)
                                                ----------  ----------
   Loans and leases, net of unearned income     3,136,938   2,277,520
   Allowance for loan and lease losses            (42,392)    (33,247)
                                                ----------  ----------
   Net loans and leases                         3,094,546   2,244,273
   Property, equipment and leasehold
    improvements, net                              87,475      73,469
   Goodwill                                       124,057      15,925
   Other intangible assets, net                    13,327       4,464
   Cash surrender value of life insurance          62,565      57,075
   Receivable from investment division
    customers                                     127,629     113,498
   Other assets                                    41,270      37,528
                                                ----------  ----------
   Totals                                      $4,947,225  $3,575,147
                                                ==========  ==========

 Liabilities and Stockholders' Equity
   Deposits:
     Noninterest bearing                       $  565,803  $  360,572
     Interest bearing                           2,895,341   2,126,976
                                                ----------  ----------
   Total deposits                               3,461,144   2,487,548
   Federal funds purchased and securities sold
    under repurchase agreements                   431,555     324,522
   Treasury, tax and loan accounts                    630         330
   Accrued expenses and other liabilities          52,006      44,598
   Payable for securities purchased for
    investment division customers                 122,569     108,448
   Short-term borrowings                           67,743      95,200
   Long-term debt                                 384,984     274,057
                                                ----------  ----------
   Total liabilities                            4,520,631   3,334,703

   Common stock, $1 par; 27,500,000 shares
    authorized at both March 31, 2004 and 2003;
    15,361,572 and 12,424,544 shares issued at
    March 31, 2004 and 2003, respectively          15,362      12,425
   Additional paid-in capital                     259,820     105,801
   Retained earnings                              146,147     121,007
   Treasury stock at cost, 55,270 shares at
    March 31, 2003                                      -      (1,847)
   Accumulated other comprehensive income, net
    of tax                                          5,265       3,058
                                                ----------  ----------
   Total stockholders' equity                     426,594     240,444
                                                ----------  ----------
   Totals                                      $4,947,225  $3,575,147
                                                ==========  ==========



           Alabama National BanCorporation and Subsidiaries
             Consolidated Statements of Income (Unaudited)
----------------------------------------------------------------------
                (In thousands, except per share data)

                                                For the three months
                                                   ended March 31,
                                              ------------------------
                                                 2004         2003
                                              ------------ -----------

 Interest income:
  Interest and fees on loans and leases        $   40,213  $   34,516
  Interest on securities                            8,755       8,335
  Interest on deposits in other banks                  11          35
  Interest on trading securities                       18          20
  Interest on Federal funds sold and
   securities purchased under resell
   agreements                                         133         124
                                                ----------  ----------
 Total interest income                             49,130      43,030

 Interest expense:
  Interest on deposits                             10,216      11,146
  Interest on Federal funds purchased and
   securities sold under repurchase agreements        997         759
  Interest on short-term borrowings                   294         556
  Interest on long-term borrowings                  2,953       2,582
                                                ----------  ----------
 Total interest expense                            14,460      15,043
                                                ----------  ----------
 Net interest income                               34,670      27,987
 Provision for loan losses                          1,228       1,091
                                                ----------  ----------
 Net interest income after provision for loan
  losses                                           33,442      26,896

 Noninterest income:
  Securities gains                                      -           5
  Gain (loss) on disposition of assets                (20)         49
  Service charges on deposit accounts               3,811       3,322
  Investment services income                        3,907       5,160
  Securities brokerage and trust income             4,099       4,118
  Gain on origination and sale of mortgages         2,542       3,334
  Bank owned life insurance                           727         720
  Insurance commissions                               958         784
  Other                                             1,616       1,253
                                                ----------  ----------
 Total noninterest income                          17,640      18,745

 Noninterest expense:
  Salaries and employee benefits                   17,679      15,292
  Commission based compensation                     4,765       5,574
  Occupancy and equipment expenses                  3,498       3,213
  Amortization of intangibles                         482         233
  Other                                             7,747       7,179
                                                ----------  ----------
 Total noninterest expense                         34,171      31,491
                                                ----------  ----------

 Income before provision for income taxes          16,911      14,150
 Provision for income taxes                         5,604       4,625
                                                ----------  ----------
 Net income                                    $   11,307  $    9,525
                                                ==========  ==========

 Net income per common share (basic)           $      .81  $      .76
                                                ==========  ==========

 Weighted average common shares outstanding
  (basic)                                          13,927      12,503
                                                ==========  ==========

 Net income per common share (diluted)         $      .80  $      .75
                                                ==========  ==========

 Weighted average common and common
  equivalent shares outstanding (diluted)          14,171      12,685
                                                ==========  ==========



            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
        (Amounts in thousands, except yields and rates)

                                              Three Months 03/31/04
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                   $2,869,524  $40,309    5.65%
   Securities:
    Taxable                                  877,729    8,297    3.80
    Tax exempt                                42,676      694    6.54
   Cash balances in other banks                5,478       11    0.81
   Funds sold                                 50,783      133    1.05
   Trading account securities                  1,805       18    4.01
                                           ----------  -------
       Total earning assets (2)            3,847,995   49,462    5.17
                                           ----------  -------
 Cash and due from banks                      69,186
 Premises and equipment                       79,857
 Other assets                                236,017
 Allowance for loan and lease losses         (39,156)
                                           ----------
        Total assets                      $4,193,899
                                           ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts  $  605,349  $ 1,109    0.74
   Savings deposits                          592,100    1,235    0.84
   Time deposits                           1,353,355    7,872    2.34
   Funds purchased                           385,256      997    1.04
   Other short-term borrowings                72,410      294    1.63
   Long-term debt                            351,392    2,953    3.38
                                           ----------  -------
        Total interest-bearing liabilities 3,359,862   14,460    1.73
                                           ----------  -------
 Demand deposits                             448,744
 Accrued interest and other liabilities       38,118
 Stockholders' equity                        347,175
                                           ----------
     Total liabilities and stockholders'
      equity                              $4,193,899
                                           ==========

 Net interest spread                                             3.44%
                                                               =======
 Net interest income/margin on
  a taxable equivalent basis                           35,002    3.66%
                                                               =======
 Tax equivalent adjustment (2)                            332
                                                       -------
 Net interest income/margin                           $34,670    3.62%
                                                       ======= =======


                                              Three Months 03/31/03
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                   $2,264,444  $34,586    6.19%
   Securities:
    Taxable                                  720,745    7,964    4.48
    Tax exempt                                32,158      562    7.09
   Cash balances in other banks               10,525       35    1.35
   Funds sold                                 38,492      124    1.31
   Trading account securities                  2,165       20    3.75
                                           ----------  -------
       Total earning assets (2)            3,068,529   43,291    5.72
                                           ----------  -------
 Cash and due from banks                      88,342
 Premises and equipment                       73,273
 Other assets                                143,299
 Allowance for loan and lease losses         (33,153)
                                           ----------
        Total assets                      $3,340,290
                                           ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts  $  499,012  $ 1,312    1.07
   Savings deposits                          406,117    1,048    1.05
   Time deposits                           1,159,107    8,786    3.07
   Funds purchased                           288,195      759    1.07
   Other short-term borrowings               106,749      556    2.11
   Long-term debt                            260,171    2,582    4.02
                                           ----------  -------
        Total interest-bearing liabilities 2,719,351   15,043    2.24
                                           ----------  -------
 Demand deposits                             322,448
 Accrued interest and other liabilities       60,225
 Stockholders' equity                        238,266
                                           ----------
     Total liabilities and stockholders'
      equity                              $3,340,290
                                           ==========

 Net interest spread                                             3.48%
                                                               =======
 Net interest income/margin on
  a taxable equivalent basis                           28,248    3.73%
                                                               =======
 Tax equivalent adjustment (2)                            261
                                                       -------
 Net interest income/margin                           $27,987    3.70%
                                                       ======= =======

 (1) Average loans include nonaccrual loans. All loans and deposits are domestic.
 (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.



            AVERAGE BALANCES, INCOME AND EXPENSES AND RATES
            (Amounts in thousands, except yields and rates)

                                              Three Months 03/31/04
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                   $2,869,524  $40,309    5.65%
   Securities:
    Taxable                                  877,729    8,297    3.80
    Tax exempt                                42,676      694    6.54
   Cash balances in other banks                5,478       11    0.81
   Funds sold                                 50,783      133    1.05
   Trading account securities                  1,805       18    4.01
                                           ----------  -------
       Total earning assets (2)            3,847,995   49,462    5.17
                                           ----------  -------
 Cash and due from banks                      69,186
 Premises and equipment                       79,857
 Other assets                                236,017
 Allowance for loan and lease losses         (39,156)
                                           ----------
        Total assets                      $4,193,899
                                           ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts  $  605,349  $ 1,109    0.74
   Savings deposits                          592,100    1,235    0.84
   Time deposits                           1,353,355    7,872    2.34
   Funds purchased                           385,256      997    1.04
   Other short-term borrowings                72,410      294    1.63
   Long-term debt                            351,392    2,953    3.38
                                           ----------  -------
        Total interest-bearing liabilities 3,359,862   14,460    1.73
                                           ----------  -------
 Demand deposits                             448,744
 Accrued interest and other liabilities       38,118
 Stockholders' equity                        347,175
                                           ----------
     Total liabilities and stockholders'
      equity                              $4,193,899
                                           ==========

 Net interest spread                                             3.44%
                                                               =======
 Net interest income/margin on
  a taxable equivalent basis                           35,002    3.66%
                                                               =======
 Tax equivalent adjustment (2)                            332
                                                       -------
 Net interest income/margin                           $34,670    3.62%
                                                       ======= =======


                                              Three Months 12/31/03
                                          ----------------------------
                                            Average    Income/  Yield/
                                            Balance    Expense   Cost
                                          ----------- -------- -------
 Assets:
 Earning assets:
   Loans and leases (1)                   $2,622,997  $37,974    5.74%
   Securities:
    Taxable                                  785,886    7,594    3.83
    Tax exempt                                38,656      599    6.14
   Cash balances in other banks                5,748       12    0.83
   Funds sold                                 31,525      104    1.31
   Trading account securities                  2,082       18    3.43
                                           ----------  -------
       Total earning assets (2)            3,486,894   46,301    5.27
                                           ----------  -------
 Cash and due from banks                     119,051
 Premises and equipment                       77,307
 Other assets                                131,507
 Allowance for loan and lease losses         (37,623)
                                           ----------
        Total assets                      $3,777,137
                                           ==========

 Liabilities:
 Interest-bearing liabilities:
   Interest-bearing transaction accounts  $  514,842  $   894    0.69
   Savings deposits                          509,951    1,073    0.83
   Time deposits                           1,284,335    7,769    2.40
   Funds purchased                           338,785      843    0.99
   Other short-term borrowings                52,936      118    0.88
   Long-term debt                            325,999    2,817    3.43
                                           ----------  -------
        Total interest-bearing liabilities 3,026,848   13,514    1.77
                                           ----------  -------
 Demand deposits                             422,691
 Accrued interest and other liabilities       50,000
 Stockholders' equity                        277,597
                                           ----------
     Total liabilities and stockholders'
      equity                              $3,777,137
                                           ==========

 Net interest spread                                             3.50%
                                                               =======
 Net interest income/margin on
  a taxable equivalent basis                           32,787    3.73%
                                                               =======
 Tax equivalent adjustment (2)                            282
                                                       -------
 Net interest income/margin                           $32,505    3.70%
                                                       ======= =======

 (1) Average loans include nonaccrual loans. All loans and deposits are domestic.
 (2) Tax equivalent adjustments are based on the assumed rate of 34%, and do not give effect to the disallowance for Federal income tax purposes of interest expense related to certain tax-exempt assets.


    CONTACT: Alabama National BanCorporation, Birmingham
             John H. Holcomb III, 205-583-3648
             or
             William E. Matthews, V, 205-583-3650